COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

          SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2000 AND JUNE 1, 2000
                   (REPLACING SUPPLEMENTS DATED JUNE 1, 2000)

The Fund's Prospectuses are amended as follows:

Under the Fund's description the caption PRIMARY INVESTMENT STRATEGIES is revised in its entirety as follows:

The Fund seeks to achieve its investment goals by investing in:

o        debt securities issued by the U.S. government;

o        debt securities issued by foreign governments; and

o        lower-rated corporate debt securities.

Colonial allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities have the following ratings:

o  BB through C by Standard & Poor's Ratings Services;

o  Ba through D by Moody's Investors Service, Inc.;

o  a comparable rating by another nationally recognized rating service; or

o the security is unrated and the advisor believes it to be comparable in quality to securities having such ratings as noted above.

The Fund may invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.

Additional strategies that are not primary investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."


Effective September 19, 2000, Laura A. Ostrander began co-managing the Fund.

Under the sub-caption, COLONIAL, under the section INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS, the paragraph referring to Carl C. Ericson is revised in its entirety and the following paragraph referring to Laura A. Ostrander is added:

Carl C. Ericson has co-managed the Strategic Income Fund since its inception in July, 1994. He also has co-managed the High Yield Fund since January, 1999. Mr. Ericson, a senior vice president of Colonial Management Associates, Inc. (Colonial) and director of Colonial's Taxable Fixed Income Group, has managed various other Colonial taxable income funds since 1985.

Laura A. Ostrander, a senior vice president of Colonial, has co-managed the Strategic Income Fund since September, 2000 and has co-managed various other Colonial funds since December, 1996. Prior to joining Colonial, Ms. Ostrander was a portfolio manager with American Express Financial Advisers from July, 1994 to November, 1996.


Effective June 1, 2000, the Fund began offering a new class of shares. The new class of shares is designated Class B shares. The existing class of shares is designated Class A shares. The classes differ only in that each share class has its own expense structure.




ANN-36/229D-0900                                            October 6, 2000